Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Lynda L. Glass
EVP/Secretary &
Chief Governance Officer
717.339.5085
lglass@acnb.com

JASON H. WEBER NOW

ACNB CORPORATION CHIEF FINANCIAL OFFICER

GETTYSBURG, PA, June 7, 2022 --- ACNB Corporation (NASDAQ: ACNB), financial holding company for ACNB Bank and ACNB Insurance Services, Inc., announces that Jason H. Weber is now Executive Vice President/Treasurer & Chief Financial Officer of ACNB Corporation and ACNB Bank as of June 1, 2022. As previously announced, Mr. Weber was selected as the successor to David W. Cathell, who announced in September 2021 his intentions to retire from all of his positions with ACNB Corporation and its subsidiaries effective the close of business on May 31, 2022. Mr. Weber of Downingtown, PA, joined ACNB Corporation and ACNB Bank on January 31, 2022, as Executive Vice President/Finance for the period until Mr. Cathell’s retirement.

“Mr. Weber has proven to be a valuable addition to our leadership team and we now welcome him as the new Chief Financial Officer of ACNB Corporation and ACNB Bank,” said James P. Helt, ACNB Corporation and ACNB Bank President & Chief Executive Officer. “This role is integral as we move forward with strategic plans for both organic and inorganic growth. When Mr. Weber’s selection was announced in January 2022, it was part of ACNB Corporation’s succession planning for this important position in our organization. We were deliberate in our process and allowed for a period of time to ensure a smooth transition in the management of financial operations for staff and investors.”

ACNB Corporation
Press Release/Jason H. Weber Now CFO
June 7, 2022

Mr. Helt continued, “Mr. Cathell served ACNB Corporation and its subsidiaries, ACNB Bank and ACNB Insurance Services, Inc., as the Corporation’s Chief Financial Officer since 2007. His experience and skills were instrumental as we navigated the Great Recession and two financial institution acquisitions in the Maryland market during his tenure. Today, we now look to Mr. Weber for his knowledge and expertise in addressing the opportunities and challenges of a growing organization as we execute our strategic plans for continued enhancement of shareholder value.”

Mr. Weber commented, “My time with ACNB Corporation has been short; however, I have quickly learned that this is an organization poised to move forward. It is truly exciting to join an organization with such a long-standing history of accomplishments, as well as the potential and vision for significant growth in the years ahead. It is now my privilege to be able to contribute to ACNB Corporation’s future.”

Mr. Weber came to ACNB Corporation from Atlantic Community Bankers Bank in Camp Hill, PA, where he held the position of Executive Vice President and Chief Financial Officer. Prior to Atlantic Community Bankers Bank, he served as director of corporate development and financial planning and analysis at Fulton Financial Corporation in Lancaster, PA. A seasoned financial professional, Mr. Weber’s career experience ranges from balance sheet management at a large regional bank to investment banking and sell-side equity research at investment banks. He holds a Master of Business Administration degree from Drexel University, Philadelphia, PA, and a Bachelor of Business Administration degree in finance from James Madison University, Harrisonburg, VA. Mr. Weber’s professional credentials include Certified Public Accountant (CPA-Inactive), Chartered Financial Analyst (CFA) and Financial Risk Manager (FRM).

ACNB Corporation
Press Release/Jason H. Weber Now CFO
June 7, 2022

ACNB Corporation, headquartered in Gettysburg, PA, is the $2.7 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and ACNB Insurance Services, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 20 community banking offices, located in the four southcentral Pennsylvania counties of Adams, Cumberland, Franklin and York, as well as loan offices in Lancaster and York, PA, and Hunt Valley, MD. As divisions of ACNB Bank operating in Maryland, FCB Bank and NWSB Bank serve the local marketplace with a network of five and six community banking offices located in Frederick County and Carroll County, MD, respectively. ACNB Insurance Services, Inc. is a full-service agency with licenses in 44 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster, Germantown and Jarrettsville, MD, and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit acnb.com.

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ACNB Corporation
Press Release/Jason H. Weber Now CFO
June 7, 2022

FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties, and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: short-term and long-term effects of inflation and rising costs on the Corporation, customers and economy; effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short-term and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of Coronavirus Disease 2019 (COVID-19) and any other pandemic, epidemic or health-related crisis and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effects of general economic conditions and more specifically in the Corporation’s market areas; failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism or geopolitical instability; disruption of credit and equity markets; ability to manage current levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC.

ACNB #2022-23

June 7, 2022